UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Alaska Air Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2016.

ALASKA AIR GROUP, INC.

ALASKA AIR GROUP INC
P.O. BOX 68947
SEATTLE, WA 98168

E06115-P72185

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 18, 2016
Date: May 12, 2016 **Time:** 2:00 PM Pacific Time
Location: Meeting live via the Internet-please visit alk.onlineshareholdermeeting.com.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit alk.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You VoteHow to Access the Proxy MaterialsProxy Materials Available to VIEW or RECEIVE:PROXY STATEMENT AND FORM 10-KHow to View Online:Have the information that is printed in the box marked by the arrow (located on thefollowing page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line..XXXX XXXX XXXX XXXX.XXXX XXXX XXXX XXXXRequests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2016 to facilitate timely delivery.How To VoteE06116-P72185Please Choose One of the Following Voting MethodsVote By Internet: Before The Meeting:Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting:Go to alk.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR all the nominees listed and a vote FOR Proposals 2, 3 and 4.

1. Election of Directors

Nominees:

1a. Patricia M. Bedient

1b. Marion C. Blakey

1c. Phyllis J. Campbell

1d. Dhiren R. Fonseca

1e. Jessie J. Knight, Jr.

1f. Dennis F. Madsen

1g. Helvi K. Sandvik

1h. Katherine J. Savitt

1i. J. Kenneth Thompson

1j. Bradley D. Tilden

1k. Eric K. Yeaman

2. Advisory vote to approve the compensation of the Company's Named Executive Officers.

3. Approve the Company's new 2016 Performance Incentive Plan.

4. Ratification of the appointment of KPMG LLP as the Company's independent registered public accountants for the fiscal year 2016.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

E06117-P72185

E06118-P72185